UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

Forward Industries, Inc.
(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Rosemary Ave. Ste. 219 West Palm Beach, FL		33401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 465-0030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2015, Forward Industries, Inc. (the “Company”) entered into a claim release (the “Claim Release”) with Zurich American Insurance Company (“ZAIC”) with respect to the settlement agreement and mutual release (the “Settlement Agreement”) previously disclosed regarding a lawsuit filed by James McKenna, the Company’s former Chief Financial Officer, on August 26, 2014 in the U.S. District Court for the Southern District of New York against the Company and then-directors Frank LaGrange Johnson, Robert Garrett, John F. Chiste, Timothy Gordon and Owen P.J. King, alleging purported claims of retaliation for whistleblowing under the Dodd-Frank Act, breach of contract and breach of the covenant of good faith and fair dealing all as against the Company, and a single claim for tortious interference with contract as against the individual defendants.

Pursuant to an Employment Practices Liability Policy (the “Policy”) issued by ZAIC that affords coverage for employment-related Wrongful Termination, Discrimination, Sexual Harassment and Workplace Torts liability, under which the Company is an insured, the Company submitted a claim in which it sought coverage for the aforementioned Settlement Agreement in the amount of $425,000, representing reimbursement of a portion of the settlement amounts set forth in the Settlement Agreement. Such sum represents fully ZAIC’s coverage obligations under the Policy with respect to the Settlement Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Term Expiration of Interim Chief Executive Officer, Michael Luetkemeyer

On June 29, 2015, the Company announced that Michael Luetkemeyer will be ending his term as the Company’s Interim Chief Executive Officer (“Interim CEO”) in connection with the upcoming expiration of the employment agreement dated January 20, 2015 between the Company and Mr. Luetkemeyer (the “Luetkemeyer Employment Agreement”). The term of the Luetkemeyer Employment Agreement is set to expire on June 30, 2015.

No supplementary written employment separation agreement and release in connection with Mr. Luetkemeyer’s departure, apart from those provisions contained in the Luetkemeyer Employment Agreement, will be concluded between Mr. Luetkemeyer and the Company. Mr. Luetkemeyer will remain a member of the Board of Directors (the “Board”) of the Company.

On June 29, 2015, the Company issued a press release announcing the departure of Mr. Luetkemeyer.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Chief Executive Officer, Terence Wise

Effective July 1, 2015, the Board of the Company appointed Terence Wise, 67, as its Chief Executive Officer (“CEO”).  Mr. Wise has served as a director of Forward since February 2012 and was appointed Chairman of the Board in January 2015. He has over 30 years of experience in the furniture, plastics, luggage and accessories industries. Mr. Wise serves as principal and Chairman of The Justwise Group Limited, which he founded in 1977, a company that specializes in the procurement of consumer durable products from Asia and is an established supplier to a list of major U.K. multi-channel retailers. Mr. Wise also serves as a principal of Forward Industries Asia-Pacific Corporation (f/k/a Seaton Global Corporation) (“Forward China”) and has significant shareholdings in two manufacturing plants in China.

There are no family relationships between Mr. Wise and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

On March 12, 2012, the Company entered into a Buying Agency and Supply Agreement with Forward China, dated as of March 7, 2012, as amended and restated on December 20, 2012  (the “Supply Agreement”), pursuant to which Forward China acts as the Company’s exclusive buying agent and supplier in the Asia Pacific region. On March 13, 2014, the Company entered into Amendment No. 1 to the Supply Agreement, dated as of March 11, 2014, extending the term until March 11, 2015, and amending certain other provisions as provided therein. Under such amended agreement, the Company has agreed to pay Forward China $100,000 per month plus 4% of the adjusted gross profit of products ordered and shipped thereunder in consideration for Forward China’s services. On February 18, 2015, the Company entered into Amendment No. 2 to the Supply Agreement, dated as of February 17, 2015, extending the term of the Supply Agreement, as amended, until September 11, 2015, during which time the parties to the Supply Agreement intend to negotiate towards a long-term renewal of the underlying arrangement.

Mr. Wise beneficially owns 1,608,541 shares of Forward’s Common Stock, representing 19.0% of the issued and outstanding shares of Common Stock (based on an aggregate of 8,443,046 shares of Common Stock outstanding as reported in Forward's Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 10, 2014), including 10,000 shares of Common Stock currently exercisable and 15,000 shares of restricted Common Stock that vested on December 11, 2014.  Mr. Wise has sole voting power over all shares owned by him and sole dispositive power over all the shares owned by him.

There are no other transactions or any currently proposed transaction (other than Mr. Wise’s compensation and the foregoing) in which the Company was or is to be a party and the amount involved exceeds $120,000, and in which Mr. Wise had or will have a direct or indirect material interest.

On June 29, 2015, the Company issued a press release announcing the appointment of Mr. Wise to the position of CEO.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 26, 2015, in connection with the appointment of Mr. Wise as CEO, the Company entered into an employment agreement with Mr. Wise (the “Wise Employment Agreement”).

Under the Wise Employment Agreement, Mr. Wise is employed as the Company’s Chief Executive Officer, effective as of  July 1, 2015, at an annual salary of $300,000. The Wise Employment Agreement shall remain in effect until July 1, 2017 (the “Term”), unless earlier terminated or extended. Mr. Wise has additionally agreed to forego directors’ fees, stock grants or other compensation for his service as Chairman of the Company’s Board for the duration of the Term.

The Wise Employment Agreement may be terminated prior to the expiration of the Term by either party upon 30 days’ written notice. In the event either party provides such notice, Mr. Wise would be entitled to receive payment of his annual salary accrued up to and including the date of termination or resignation and payment of any unreimbursed expenses, in accordance with the Company’s business reimbursement policy. At the election of the Board, the Wise Employment Agreement may be extended at any time for any such additional term as determined in the Board’s sole discretion.

The Wise Employment Agreement binds Mr. Wise to customary confidentiality and intellectual property covenants.

The foregoing summary of the Wise Employment Agreement between the Company and Mr. Wise does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Wise Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Current Report on Form 8-K.

Appointment of Chief Financial Officer, Michael Matte

Effective June 22, 2015, the Board of the Company appointed Michael Matte, 56, as its Chief Financial Officer (“CFO”). Prior to joining the Company, Mr. Matte served as the CFO and Chief Accounting Officer of Aspen Group, Inc., an online distance-learning education service in the United States, until March 2014. Mr. Matte also served as an Executive Vice President of Finance and CFO of MeetMe, Inc. (formerly, QuePasa Corp.) from October 2007 to March 2013 and as the CFO for Cyberguard from February 2001 to April 2006. Mr. Matte currently serves on the Board of Directors of Coqui Radio Pharmaceutical, a position he has held since June 2013, and previously served on the Board of Directors of Iris International from January 2004 until April 2012. Mr. Matte has also served as a director for QuePasa Corp. from July 2006 until October 2007 and for Geltec Solutions from September 2008 until October 2009. Mr. Matte began his career at PricewaterhouseCoopers where he served as a senior audit manager.

There are no family relationships between Mr. Matte and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There are no transactions or any currently proposed transaction (other than Mr. Matte’s compensation) in which the Company was or is to be a party and the amount involved exceeds $120,000, and in which Mr. Matte had or will have a direct or indirect material interest.

On June 29, 2015, the Company issued a press release announcing the appointment of Mr. Matte to the position of CFO.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 25, 2015, in connection with the appointment of Mr. Matte as CFO, the Company entered into an employment agreement with Mr. Matte (the “Matte Employment Agreement”).

Under the Employment Agreement, Mr. Matte is employed as the Company’s Chief Financial Officer, effective as of  June 22, 2015, at an annual salary of $225,000. Mr. Matte will be eligible to receive a bonus based on the terms of the bonus plan and performance metrics that the Compensation Committee of the Board adopts, in its sole discretion, from year to year, which may range in an amount equal to or between 0 and 50% of Mr. Matte’s annual salary and may be awarded in a combination of cash, restricted stock, restricted stock units and/or other equity. The Company will also grant to Mr. Matte an option to purchase 50,000 shares of Company common stock under the Company's 2011 Long Term Incentive Plan.

The Matte Employment Agreement shall remain in effect until June 22, 2018, unless earlier terminated pursuant to the terms therein.

The foregoing summary of the Matte Employment Agreement between the Company and Mr. Matte does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Matte Employment Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference into this Current Report on Form 8-K.

Appointment of Director, Sharon Hrynkow

On June 25, 2015, the Board voted to expand the size of the Board from six to seven directors and appointed a new director, Dr. Sharon Hrynkow, to serve until her successor has been duly elected and qualified. The Board also appointed Dr. Hrynkow to serve on the Company’s Audit Committee and Nominating & Governance Committee. Dr. Hrynkow has not entered into any transactions with the Company since the beginning of the Company’s last fiscal year that are reportable under Item 404(a) of Regulation S-K.

Dr. Hrynkow, 54, currently serves as the President of the Global Virus Network, a coalition of top medical virologists supporting the research and treatment of viral disease. Dr. Hrynkow is also the Founder and Managing Partner of Global Health Consulting, LLC and a member of the Scientific Advisory Board of CTD Holdings, Inc., a publicly traded  family of biotechnology growth companies. Dr. Hrynkow previously spent over 20 years in various leadership positions at the National Institutes of Health and the U.S. Department of State, managing programs and policies addressing HIV/AIDS, emerging infectious disease, the health impacts of climate change, global health research and training, and partnership development.  She also served as a U.S. Delegate at the United Nations Commission on the Status of Women’s 55th session and is an elected Fellow of the Council on Foreign Relations and the American Association for the Advancement of Science. Dr. Hrynkow holds a B.A. from Rhode Island College and a Ph.D. in Neuroscience from the University of Connecticut.

Item 8.01. Other Events

In light of Mr. Wise’s increased responsibilities at the Company, the Board has appointed Mr. Scott Fine to serve as Lead Director of the Board of the Company. The Lead Director will chair meetings of the non-management directors and will assist as necessary on board agendas to assure that all stakeholders’ interests are represented appropriately. In the absence of the Chairman, the Lead Director will chair meetings of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Employment Agreement, effective as of July 1, 2015, by and between Forward Industries, Inc. and Terence Wise.

Exhibit 10.2	Employment Agreement, effective as of June 22, 2015, by and between Forward Industries, Inc. and Michael Matte.

Exhibit 99.1	Press Release, dated June 29, 2015.

Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current expectations and projections about its future results, performance, prospects and opportunities.  The Company has tried to identify these forward-looking statements by using words such as “may,” “should,” “expect,” “hope,” “anticipate,” “believe,” “intend,” “plan,” “estimate” and similar expressions.  These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  No assurance can be given that the actual results will be consistent with the forward-looking statements.  Investors should read carefully the factors described in the “Risk Factors” section of the Company’s filings with the SEC, including the Company’s Form 10-K for the year ended September 30, 2014 for information regarding risk factors that could affect the Company’s results.  Except as otherwise required by Federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Dated: June 29, 2015	By:	/s/ Michael Luetkemeyer
		Name:	Michael Luetkemeyer
		Title:	Interim President